Exhibit 10.1

RESCISSION AGREEMENT PERTAINING TO
ACQUISITION AGREEMENT

THIS RESCISSION AGREEMENT PERTAINING TO ACQUISITION AGREEMENT is made and entered into as of the 28th day of December, 2007, by and among GLOBAL REALTY DEVELOPMENT CORP. (“Global”), SMS TEXT MEDIA, INC. (the “Company”), and ARIC GASTWIRTH (“Gastwirth”), RICK CATINELLA (“Catinella”), and ROY A. SCIACCA (“Sciacca”) (Gastwirth, Catinella and Sciacca shall sometimes hereinafter be referred to as the “Selling Stockholders”).

W I T N E S S E T H:

WHEREAS, Global, the Company and the Selling Stockholders entered into that certain ACQUISITION AGREEMENT dated as of July 19, 2007 (the “Acquisition Agreement”); and

WHEREAS, Global is not in a position to fund its future obligations under the Acquisition Agreement and all of the parties hereto now desire to rescind and unwind the Acquisition Agreement and respectively return any and all stock, cash, personal property and other consideration the parties may have delivered to each other previously under the Acquisition Agreement in the same form and condition as received such that Global, the Company and the Selling Stockholders shall each be returned to the status quo of where they were prior to entry into of the Acquisition Agreement so as to render the Acquisition Agreement and any and all actions previously taken thereunder of no force and effect, all in accordance with and subject to the terms and provisions more fully set forth below;

NOW, THEREFORE, in consideration of the above, the mutual covenants and agreements set forth below, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby incorporate the foregoing WHEREAS clauses into this Agreement as if fully set forth herein and the parties do otherwise hereby covenant and agree as follows:

1. Rescission and Return of Stock, Cash, Personal Property and Other Deliveries. Global, Company and the Selling Stockholders do each hereby agree that the Acquisition Agreement is hereby rescinded and unwound in its entirety and that each of them is to be fully restored to the positions they were respectively in prior to entering into the Acquisition Agreement and in connection therewith, each of Global and the Selling Stockholders agrees to re-deliver to the other any and all stock, cash, personal property and other consideration respectively received by it or them under or in connection with the Acquisition Agreement. Specifically, but not by way of limitation, the parties agree as follows:

(a) The Selling Stockholders hereby agree to deliver and return to Global all 10,000,000 shares of common stock of Global (the “Global Stock”) and the aggregate sum of $1,253,500.71 which the Selling Stockholders have previously received from Global pursuant to the Acquisition Agreement (notwithstanding the foregoing, however, it is acknowledged by Global that $41,783.37 of the aforesaid $1,253,500.71 sum has already been received and/or accounted for); and

(b) Global hereby agrees to deliver and return to the Selling Stockholders all of the shares of Company common stock (the “Company Stock”) which was delivered, or was to have been delivered, to Global by the Selling Stockholders pursuant to the Acquisition Agreement.

It is also expressly understood and agreed by all of the parties hereto that:

(i) All of the Company Stock is being held by Kennerly, Montgomery & Finley, P.C. (the “Law Firm”) under and pursuant to the terms of the ESCROW AGREEMENT entered into by the parties hereto and the Law Firm on July 20, 2007 and that the Escrow Agent is hereby authorized and directed to return to the Selling Stockholders all of the common stock of the Company held by the Law Firm under the Escrow Agreement, such that, the Selling Stockholders shall be and become the sole owners of all outstanding common stock in the Company and Global shall own none of the common stock of the Company nor shall Global have any other rights or interests therein or thereto or to any of the properties or assets of the Company or to any distributions from the Company; and

(ii) It is the intent and understanding of all of the parties hereto that the Acquisition Agreement and all transactions made, contemplated by, or entered into by the parties pursuant thereto be completely and fully rescinded and unwound and that each of Global, the Company and the Selling Stockholders be fully restored to the respective positions they were each in prior to entering into the Acquisition Agreement and/or the taking of any actions thereunder, and each of Global and the Selling Stockholders hereby agrees to take such further actions and engage in all further activities as may be necessary to accomplish this intention and to fully restore to the other all stock, cash, property and other consideration transferred between them pursuant to the Acquisition Agreement, so that each party shall be in exactly the position he or it would have respectively been in with respect to all matters covered by, and all actions taken pursuant to the Acquisition Agreement just as if the Acquisition Agreement had never been entered into. The parties agree that all of such rescissionary and unwinding actions shall be effective as of the date of this Rescission Agreement.

2. Representations, Warranties and Agreements as to Stock, Property and Materials.

(a) Selling Stockholders hereby agree to return all of the Global Stock to Global free and clear of all liens, claims, pledges, security interests, hypothecations and other encumbrances of every and any nature, and the Selling Stockholders agree to take all actions as may be necessary to cause the Global Stock to be delivered to Global in the condition warranted hereby.

(b) Global hereby agrees to return all of the Company Stock to the Selling Stockholders free and clear of all liens, claims, pledges, security interests, hypothecations and other encumbrances of every and any nature, and agrees to take all actions and pursue all activities as shall be necessary to deliver the Company Stock to the Selling Stockholders in the manner warranted herein. Specifically, but not by way of limitation, Global hereby agrees that if and to the extent any of the Company Stock was pledged as security to holders of 12% Senior Promissory Notes issued by Global through or by way of Halpern Capital, Inc., Global will:

(i) pay off in full and satisfy each, every and all such 12% Senior Promissory Notes (the “Senior Notes”) such that no indebtedness shall remain thereunder; and

(ii) cause the holders of the Senior Notes to acknowledge that they have no rights of any kind in or to the Company, any of its properties or assets, or the Company Stock, in any manner, shape or form; and

(iii) the Selling Stockholders shall deliver the Global Stock, and Global shall deliver the Company Stock and all required termination of collateral instruments, to the Law Firm to hold in escrow pursuant to an Escrow Agreement in the form attached hereto as Exhibit A. Global shall deliver to the Law Firm all Stock duly endorsed in blank such that the same can be immediately transferred to the Selling Stockholders and effectively vest in the Selling Stockholders all shares of stock to be received by Selling Stockholders. The Selling Stockholders shall deliver the Global Stock to Escrow Agent with a Medallion Guarantee on the certificates or Stock Power Medallion Guarantee for each certificate and executed transfer instructions per Exhibit B, such that the same can be immediately transferred to Global and effectively vest in Global all of the Global Stock. All deliveries required to be made hereunder shall be made to Law Firm on or before thirty (30) days following the date of this Agreement.

3.Additional Acknowledgments.

(a) Upon the completion of the performance by all parties to this Agreement of their respective obligations under this Agreement, each party hereto hereby releases each other party hereto from any and all claims, liabilities and obligations under, pursuant to, or in connection with the Acquisition Agreement and each party hereto acknowledges that no party hereto shall have any further duties or obligations to any other party hereto with respect to the transactions taken pursuant to or contemplated by the Acquisition Agreement. The releases contained herein shall be and become effective upon the date of the last performance of any remaining duty or obligation under this Agreement. Notwithstanding the foregoing, however, in the event any party shall fail to deliver any stock, cash, property or other consideration, or to perform any duty, required to be so delivered or performed by such party under or pursuant to this Agreement, then the releases contained herein shall not become effective and each party shall retain all rights and remedies available to it for or in respect of any breach of this Agreement which such party has at law or in equity.

(b) Assuming the due performance by each party of such party’s duties and obligations under this Agreement, it shall be the case that Global has no rights to receive any distribution or monies from the Selling Stockholders or the Company, or any property or assets of the Company, whether in respect of the Company Stock or otherwise, and the Selling Stockholders shall have no rights to receive any distributions or monies from or in respect of the Global Stock, from and after the date of this Agreement. Notwithstanding the foregoing, however, in the event any party shall fail to perform any of its duties or obligations under this Agreement, the provisions of this paragraph shall not be effective and each party shall retain all rights and remedies available to it, at law or in equity.

4.Indemnification.

(a) Global hereby indemnifies each of the Selling Stockholders, and their respective heirs, successors and assigns against, and agrees to defend and hold each of the Selling Stockholders, and their respective heirs, successors and assigns harmless from, any and all claims, losses, damages, costs, expenses, liabilities and obligations of every and any nature arising out of, pertaining to, or incurred in connection with, any of the following:

(i) Any breach of any representation and/or warranty made by Global under this Agreement; and

(ii) Any breach of any covenant or agreement made by Global in this Agreement; and

(iii)Any claim by any holder of a Senior Note, that such party has a security interest in any of the Company Stock.

 5. Miscellaneous. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns (provided however, that nothing contained herein shall be construed as authorizing any party to assign any rights hereunder or instruments described herein except as expressly provided herein). This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended, modified or terminated except by a written instrument signed by each of the parties hereto. In the event any party commences any action or proceeding to enforce its rights hereunder, the prevailing party or parties in any such action shall be entitled to recover all of their costs and expenses, including reasonable attorneys fees, incurred in connection therewith from the non-prevailing party or parties, both in connection with the original action relating thereto and any and all appeals therefrom. No party shall be construed as having waived any of its rights hereunder unless such waiver shall be in writing signed by the party against whom such waiver is being sought. Neither the failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any other party with its obligations hereunder, nor any custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of any party's right to demand exact compliance with the terms hereof. This Agreement shall be construed and interpreted under the laws of the State of Florida. Actions brought to enforce this Agreement may be brought only in the local courts of Palm Beach County, Florida or the federal courts serving Palm Beach County, Florida and all parties consent to the jurisdiction of such courts. The parties agree that this Agreement is the result of negotiation by the parties, each of whom was represented by counsel, and thus, this Agreement shall not be construed against the drafter thereof. No representations, inducements, promises or agreements, oral or otherwise, between the parties relating to the subject matter hereof not embodied herein or incorporated herein by reference shall be of any force or effect. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute but one and the same instrument. Time shall be of the essence of this Agreement and each and every term and condition hereof. All references herein to the singular shall include plural, and all references herein to the masculine gender shall include the feminine and neuter genders, and vice versa.

IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

GLOBAL REALTY DEVELOPMENT CORP.

By:	/s/
Its

SMS TEXT MEDIA, INC.

By:	/s/
Its

ARIC GASTWIRTH

RICK CATINELLA

ROY A. SCIACCA

EXHIBIT A

ESCROW AGREEMENT

EXHIBIT B

TRANSFER AGENT LETTER

Name
Address

12/31/07

Via Facsimile (303) 262-0604
Computershare Trust Company, Inc. 350 Indiana Street
Suite# 800
Golden, CO 80401
Attn: Patrick Hayes

Re:           Global Realty Development Corporation

Dear Patrick Hayes:

I authorize that the certificate issued to                                                                                           for                    shares, certificate #                                            be reissued in the name of Global Realty Development Corp.

Very truly yours,

EXHIBIT B
STOCK POWER

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer to

                shares of the                    stock of

represented by certificate(s) No(s).
inclusive, standing in the name of the undersigned on the books	social security or taxpayer
of said company.	Identifying no of
transferee

The undersigned does (do) hereby irrevocable constitute and appoint                                                                           attorney to transfer the said stock on the books of said company, with full power of substitution in the premises.

Dated

X

X
PERSON(S) EXECUTING THIS POWER SIGN(S) HERE

IMPORTANT

*
This Stock Power should be signed by the stockholder(s) exactly as his or her name appears on his or her certificate(s). If shares re held by joint tenants or as community property, both parties should sign.

**
Your signature must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended.

***	Trustees, officers and other fiduciaries or agents should indicate their title or capacity and print their names under their signatures.

****	A foreign stockholder may have his or her signature guaranteed by (i) utilizing a local bank that has a U.S. correspondent bank who is a participant in the Medallion Guarantee Program who will guarantee the stockholder’s signature; or (ii) the U.S. consulate.